Exhibit 99.1

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•

was a consolidation loan guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was 30 days or more past final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of January 1, 2009, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date. The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,831,003 to be capitalized as of the statistical disclosure date. Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding. The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans. For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan. The following tables reflect those loan segments within the number of loans. In addition, 64 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction. Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF

THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$1,421,124,944
Aggregate Outstanding Principal Balance—Treasury Bill	$44,156,974
Percentage of Aggregate Outstanding Principal Balance—Treasury Bill	3.11%
Aggregate Outstanding Principal Balance—Commercial Paper	$1,376,967,970
Percentage of Aggregate Outstanding Principal Balance—Commercial Paper	96.89%
Number of Borrowers	45,911
Average Outstanding Principal Balance Per Borrower	$30,954
Number of Loans	79,213
Average Outstanding Principal Balance Per Loan—Treasury Bill	$22,437
Average Outstanding Principal Balance Per Loan—Commercial Paper	$17,826
Weighted Average Remaining Term to Scheduled Maturity	251 months
Weighted Average Annual Interest Rate	4.29%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future. See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments. The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.11% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the three-month commercial paper rate was 2.64% as of the statistical disclosure date. See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For this purpose, the three-month commercial paper rate is the average of the bond equivalent rates of the three-month commercial paper (financial) rates in effect for each of the days in a calendar quarter as reported by the Federal Reserve in Publication H.15 (or its successor) for that calendar quarter. The 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	14,878	$301,723,915	21.2%
3.01% to 3.50%	13,174	230,639,468	16.2
3.51% to 4.00%	14,994	248,801,188	17.5
4.01% to 4.50%	19,702	308,786,612	21.7
4.51% to 5.00%	4,316	74,369,601	5.2
5.01% to 5.50%	1,318	25,881,186	1.8
5.51% to 6.00%	1,167	25,294,212	1.8
6.01% to 6.50%	1,730	33,667,126	2.4
6.51% to 7.00%	2,253	45,778,898	3.2
7.01% to 7.50%	937	20,176,029	1.4
7.51% to 8.00%	1,897	39,243,163	2.8
8.01% to 8.50%	1,992	46,190,327	3.3
Equal to or greater than 8.51%	855	20,573,220	1.4

Total	79,213	$1,421,124,944	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date. Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date. See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools—The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY

OUTSTANDING PRINCIPAL BALANCE PER BORROWER

AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	1,801	$5,737,710	0.4%
$ 5,000.00—$ 9,999.99	7,588	59,276,131	4.2
$10,000.00—$14,999.99	8,868	108,759,883	7.7
$15,000.00—$19,999.99	5,569	97,509,694	6.9
$20,000.00—$24,999.99	4,272	95,343,039	6.7
$25,000.00—$29,999.99	3,106	85,184,784	6.0
$30,000.00—$34,999.99	2,433	78,764,716	5.5
$35,000.00—$39,999.99	1,903	71,137,154	5.0
$40,000.00—$44,999.99	1,526	64,701,649	4.6
$45,000.00—$49,999.99	1,293	61,439,054	4.3
$50,000.00—$54,999.99	998	52,161,334	3.7
$55,000.00—$59,999.99	800	45,974,312	3.2
$60,000.00—$64,999.99	700	43,640,792	3.1
$65,000.00—$69,999.99	598	40,355,507	2.8
$70,000.00—$74,999.99	529	38,296,748	2.7
$75,000.00—$79,999.99	400	30,979,616	2.2
$80,000.00—$84,999.99	350	28,827,433	2.0
$85,000.00—$89,999.99	337	29,494,180	2.1
$90,000.00—$94,999.99	270	24,938,538	1.8
$95,000.00—$99,999.99	252	24,601,734	1.7
$100,000.00 and above	2,318	334,000,937	23.5

Total	45,911	$1,421,124,944	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY DELINQUENCY STATUS AS OF THE

STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	73,059	$1,307,243,489	92.0%
31-60 days	2,567	45,919,955	3.2
61-90 days	1,365	27,084,144	1.9
91-120 days	618	11,438,587	0.8
121-150 days	331	6,133,182	0.4
151-180 days	278	5,318,687	0.4
181-210 days	203	3,019,699	0.2
Greater than 210 days	792	14,967,200	1.1

Total	79,213	$1,421,124,944	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY REMAINING TERM TO SCHEDULED MATURITY

AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	27	$10,682	*
4 to 12	121	198,836	*
13 to 24	253	722,532	0.1%
25 to 36	312	1,518,863	0.1
37 to 48	312	1,883,832	0.1
49 to 60	586	4,654,448	0.3
61 to 72	554	4,487,583	0.3
73 to 84	2,454	11,016,198	0.8
85 to 96	1,262	7,931,495	0.6
97 to 108	1,656	11,493,527	0.8
109 to 120	11,560	76,989,199	5.4
121 to 132	4,411	32,252,794	2.3
133 to 144	2,971	24,717,653	1.7
145 to 156	2,428	23,080,202	1.6
157 to 168	2,642	28,258,483	2.0
169 to 180	11,130	133,719,972	9.4
181 to 192	4,306	55,019,676	3.9
193 to 204	2,345	31,902,404	2.2
205 to 216	2,087	33,213,894	2.3
217 to 228	2,000	35,650,916	2.5
229 to 240	6,661	133,762,075	9.4
241 to 252	2,495	52,379,085	3.7
253 to 264	1,143	26,228,765	1.8
265 to 276	1,007	25,229,968	1.8
277 to 288	1,137	33,636,457	2.4
289 to 300	5,448	202,453,825	14.2
301 to 312	2,021	81,579,414	5.7
313 to 324	1,066	51,559,708	3.6
325 to 336	1,179	70,513,580	5.0
337 to 348	1,097	66,751,077	4.7
349 to 360	1,480	92,389,665	6.5
361 and above	1,062	65,918,135	4.6

Total	79,213	$1,421,124,944	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the numbers of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future. See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools—The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY CURRENT BORROWER PAYMENT STATUS

AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	7,316	$143,665,690	10.1%
Forbearance	6,050	140,344,563	9.9
Repayment
First year in repayment	4,776	136,734,545	9.6
Second year in repayment	3,536	102,324,345	7.2
Third year in repayment	4,271	100,236,422	7.1
More than 3 years in repayment	53,264	797,819,380	56.1

Total	79,213	$1,421,124,944	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date. The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan—repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools—The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 47.5, calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN

STATUS OF THE TRUST STUDENT LOANS BY

CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	14.1	—	270.5
Forbearance	—	4.6	278.1
Repayment	—	—	242.8

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future. Of the $143,665,690 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $65,845,649 or approximately 45.8% of such loans are to borrowers who had not graduated as of that date. We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs. As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans. See Appendix A to the preliminary remarketing memorandum.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS

AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	390	$7,547,984	0.5%
Alaska	111	1,743,272	0.1
Arizona	1,073	19,568,762	1.4
Arkansas	437	7,828,768	0.6
California	7,375	155,093,459	10.9
Colorado	1,119	17,942,260	1.3
Connecticut	1,133	17,492,385	1.2
Delaware	113	2,033,352	0.1
District of Columbia	307	5,493,073	0.4
Florida	2,223	49,385,087	3.5
Georgia	1,701	32,670,560	2.3
Hawaii	188	3,156,522	0.2
Idaho	205	3,483,265	0.2
Illinois	2,951	50,141,425	3.5
Indiana	1,376	24,543,070	1.7
Iowa	352	5,468,220	0.4
Kansas	773	11,775,080	0.8
Kentucky	710	12,020,998	0.8
Louisiana	1,930	33,826,920	2.4
Maine	158	2,966,242	0.2
Maryland	1,299	26,150,256	1.8
Massachusetts	2,173	35,301,688	2.5
Michigan	1,771	33,383,598	2.3
Minnesota	887	14,659,064	1.0
Mississippi	337	6,660,347	0.5
Missouri	1,289	21,009,464	1.5
Montana	85	1,599,441	0.1
Nebraska	116	2,101,763	0.1
Nevada	399	8,687,562	0.6
New Hampshire	361	4,983,139	0.4
New Jersey	1,252	33,740,634	2.4
New Mexico	229	4,506,961	0.3
New York	8,257	143,721,088	10.1
North Carolina	1,278	27,586,024	1.9
North Dakota	33	541,353	*
Ohio	12,831	220,191,973	15.5
Oklahoma	1,837	27,679,252	1.9
Oregon	1,117	18,579,942	1.3
Pennsylvania	2,097	43,257,438	3.0
Rhode Island	178	3,495,785	0.2
South Carolina	421	7,813,590	0.5
South Dakota	49	694,678	*
Tennessee	1,269	21,333,390	1.5
Texas	8,690	143,906,135	10.1
Utah	201	4,916,383	0.3
Vermont	98	1,626,460	0.1
Virginia	1,910	30,326,812	2.1
Washington	2,438	38,980,890	2.7
West Virginia	186	3,219,846	0.2
Wisconsin	919	15,229,756	1.1
Wyoming	41	526,459	*
Other	540	10,533,067	0.7

Total	79,213	$1,421,124,944	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments. Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan. The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance. Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans. For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans. Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans. Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis. The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income. Under that plan, ultimate repayment may be delayed up to five years. Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans. These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	54,800	$871,334,156	61.3%
Other Repayment Options(1)	24,057	538,156,981	37.9
Income Sensitive(2)	356	11,633,808	0.8

Total	79,213	$1,421,124,944	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.
(2)	Includes some interest-only period loans.

With respect to interest-only loans, as of the statistical disclosure date, there are 6,938 loans with an aggregate outstanding principal balance of $208,958,852 currently in an interest-only period. These interest-only loans represent approximately 14.7% of the aggregate outstanding principal balance of the trust student loans. Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date. If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN

TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	40,097	$645,368,870	45.4%
Unsubsidized	39,116	775,756,075	54.6

Total	79,213	$1,421,124,944	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY DATE OF DISBURSEMENT AS OF

THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	187	$3,202,153	0.2%
October 1, 1993 through June 30, 2006	79,026	1,417,922,791	99.8
July 1, 2006 and later	0	0	0.0

Total	79,213	$1,421,124,944	100.0%

Guaranty Agencies for the Trust Student Loans.    The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY GUARANTY AGENCY AS OF

THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance Guarantor	2,388	$34,048,248	2.4%
California Student Aid Commission	704	15,693,306	1.1
College Assist	30	483,203	*
Educational Credit Management Corporation	679	10,285,878	0.7
Great Lakes Higher Education Corporation	781	14,928,423	1.1
Illinois Student Assistance Commission	2,756	40,026,571	2.8
Iowa College Student Aid Commission	200	2,388,291	0.2
Kentucky Higher Education Assistance Authority	606	7,999,602	0.6
Louisiana Office of Student Financial Assistance	1,124	17,126,549	1.2
Michigan Guaranty Agency	1,446	22,479,275	1.6
New Jersey Higher Education Student Assistance Authority	5,522	83,071,112	5.8
New York State Higher Education Services Corporation	15,353	244,091,280	17.2
Northwest Education Loan Association	7,440	110,713,721	7.8
Oklahoma Guaranteed Student Loan Program	1,367	20,241,015	1.4
Pennsylvania Higher Education Assistance Agency	5,864	92,277,344	6.5
Student Loan Guarantee Foundation of Arkansas	339	5,417,556	0.4
Tennessee Student Assistance Corporation	1,327	20,337,747	1.4
Texas Guaranteed Student Loan Corporation	9,085	148,182,806	10.4
United Student Aid Funds, Inc.	22,202	531,333,019	37.4

Total	79,213	$1,421,124,944	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

SIGNIFICANT GUARANTOR

INFORMATION

The information shown for the Significant Guarantors relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantors.

We obtained the following information from various sources, including from the Significant Guarantors and/or from the Department of Education. None of the depositor, the servicer, their affiliates or the remarketing agent has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960. In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students who are enrolled at or plan to attend approved educational institutions; (ii) guarantees education loans made pursuant to certain loan programs under the Higher Education Act of 1965, as amended (“the Act”), as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Act in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada, and Wyoming.

USA Funds contracts with Sallie Mae, Inc., a wholly owned subsidiary of SLM Corporation. USA Funds also contracts with Student Assistance Corporation, a wholly owned subsidiary of SLM Corporation. SLM Corporation and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

Effective December 13, 2004, USA Funds became the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student or parent borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds’ losses on default-claim payments made to lenders. The Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency. Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency). The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

The Higher Education Reconciliation Act (HERA), which was signed into law in February 2006, requires all guarantors to collect and deposit into the federal reserve fund a federal default fee of 1 percent of the principal amount of all Stafford and PLUS loans guaranteed on or after July 1, 2006. USA Funds paid the federal default fee to the federal reserve fund from the operating fund on behalf of the borrower for all PLUS loans made by a lender that paid the federal default fee on behalf of its Stafford borrowers for loans guaranteed by USA Funds from July 1, 2006, through June 30, 2007, and for all PLUS loans guaranteed by USA Funds on or after July 1, 2007 through June 30, 2008, for graduate- and professional-student-borrowers. Effective for loans guaranteed beginning February 1, 2008, USA Funds will subsidize from its non-federal resources, one-half of the 1 percent federal default fee, when the originating lender buys down the other half of the fee for borrowers attending schools in USA Funds’ designated and key states of Arizona, California, Florida, Hawaii, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming, and for borrowers attending all other schools with final 2005 cohort-default rates of less than 7 percent.

As of September 30, 2008, USA Funds held assets on behalf of the federal reserve fund of approximately $343 million; federal reserve fund liabilities of approximately $20 million; and a fund balance of approximately $323 million. Through September 30, 2008, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $97 billion. Also, as of September 30, 2008, USA Funds had operating fund assets totaling approximately $869 million, which includes the $343 million of assets held on behalf of the Federal Reserve Fund.

USA Funds’ “reserve ratio” complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves, including non-cash allowance and other non-cash charges and amounts to be remitted to the U.S.

Department of Education for reserve recalls in 2003 through 2005, in a guarantor’s federal reserve fund, by the total amount of loans outstanding. Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2004	2005	2006	2007	2008
United Student Aid Funds, Inc.	0.56%	0.45%	0.26%	0.28%	0.33%

USA Funds’ “guarantee volume” is the approximate aggregate principal amount of federally reinsured education loans (including subsidized and unsubsidized Stafford and PLUS loans but excluding consolidation loans) guaranteed by USA Funds. For the last five fiscal years, the “guarantee volume” was as follows:

	Loans Guaranteed
	Federal Fiscal Year
	($ in millions)
Guarantor	2004	2005	2006	2007	2008
United Student Aid Funds, Inc.	$9,907	$10,724	$12,586	$15,581	$17,202

USA Funds’ “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year. For the last five fiscal years, the “recovery rate” was as follows:

	Recovery Rate
	Federal Fiscal Year
Guarantor	2004	2005	2006	2007	2008
United Student Aid Funds, Inc.	35.47%	35.05%	38.03%	40.30%	45.60%

USA Funds’ “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year relative to USA Funds’ existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the “claims rate” was as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2004	2005	2006	2007	2008
United Student Aid Funds, Inc.	1.13%	1.41%	1.21%	2.13%	2.07%

In addition, USA Funds’ “loss rate” represents the percentage of claims purchased from lenders but not covered by reinsurance. For the last five fiscal years, the “loss rate” was as follows: 2008 – 4.26 percent; 2007 – 4.07 percent; 2006 – 3.84 percent; 2005 – 3.46 percent; 2004 – 3.11 percent.

USA Funds is headquartered in Fishers, Indiana. USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Director, Corporate Communications.

NEW YORK STATE HIGHER EDUCATION SERVICES CORPORATION

New York State Higher Education Services Corporation (HESC) was organized in 1975 as an agency of the State of New York, pursuant to an act of the New York legislature, to expand educational opportunities for students. HESC administers the New York Tuition Assistance Program (TAP) and a variety of state scholarships in addition to acting as a guarantee agency under the FFEL Program. HESC is the designated guarantee agency for the State of New York, and guarantees all types of FFELP Loans.

For the FFELP, HESC has the responsibility of processing loans submitted for guarantee, issuing loan guarantees, providing collection assistance to lenders for delinquent loans, paying lender claims for loans in default, and collection activities on loans after purchase by HESC. In addition to FFELP, HESC continues to perform residual administrative activities of the State guaranteed loan program in which no new loans have been guaranteed since 1984.

HESC has a Federal Student Loan Reserve Fund (Federal Fund) and an Agency Operating Fund to account for FFELP activity. The Federal Fund assets, and earnings on those assets, are restricted in use and are considered property of the U.S. Department of Education (ED). The Agency Operating Fund is considered property of HESC, and its assets and earnings may be used generally for guarantee agency and other student financial aid related activities.

As of September 30, 2008, HESC had total FFEL Program assets of approximately $92 million (including balances for both the Federal Student Loan Reserve Fund and the Agency Operating Fund) and had a total of approximately $26.5 billion in original principal amount of loans outstanding. A recall of federal reserves was mandated in the 1998 Reauthorization Amendments. HESC’s total share of this reserve recall was $18,222,100 which was paid to the Department of Education in three installments with the final payment in August 2007.

Guaranty Volume: HESC guaranteed the following amounts for the last five federal fiscal years ending September 30 (excluding consolidation loans):

	FFELP Loan Volume
	Fiscal Year
	$ in millions
Guarantor	2004	2005	2006	2007	2008
New York State Higher Education Services Corporation	$2,562.8	$2,710.8	$2,970.4	$3,163.6	$3,551.4

Reserve Ratio: A guarantee agency’s reserve ratio is determined by dividing its Federal Student Loan Reserve Fund balance by the original principal amount of loans outstanding. HESC’s reserve ratio for the last five federal fiscal years ending September 30 is as follows:

	Reserve Ratio
	Fiscal Year
Guarantor	2004	2005	2006	2007	2008
New York State Higher Education Services Corporation	0.39%	0.25%	0.25%	0.29%	0.29%

Claims Rate: A guaranty agency’s claims rate (a.k.a. trigger rate) is determined by dividing the amount of federal reinsurance claims paid by ED during a federal fiscal year by the original principal amount of loans in repayment at the end of the prior federal fiscal year. HESC’s claims rate for each of the past five federal fiscal years ending September 30 is as follows:

	Claims Rate
	Fiscal Year
Guarantor	2004	2005	2006	2007	2008
New York State Higher Education Services Corporation	1.49%	1.67%	1.50%	1.42%	1.60%

Recovery Rate: ED calculates a guaranty agency’s recovery rate by dividing the amount recovered from borrowers during a federal fiscal year by the guaranty agency’s outstanding default loan portfolio (beginning inventory) at the end of the prior federal fiscal year. HESC’s recovery rate for each of the past five federal fiscal years ending September 30 provided below uses the ED calculation method:

	Claims Rate
	Fiscal Year
Guarantor	2004	2005	2006	2007	2008
New York State Higher Education Services Corporation	13.99%	18.50%	19.59%	25.64%	32.12%

HESC is headquartered at 99 Washington Avenue, Albany, New York 12255. Its most recent annual report is available on its web site, www.hesc.org.

TEXAS GUARANTEED STUDENT LOAN CORPORATION

Guaranty Volume. The following table sets forth the approximate aggregate principal amount of federally reinsured education loans (including loans under the Parent Loans for Undergraduate Students (“PLUS”) program but excluding Federal Consolidation Loans) that have first become guaranteed in each of the following federal fiscal years calculated by subtracting the prior year end Form 2000 Line AR1 from that of the current year.

	Stafford, SLS and PLUS Loans Guaranteed
	Federal Fiscal Year (ending September 30)
	($ in millions)
Guarantor	2004	2005	2006	2007	2008
Texas Guaranteed Student Loan Corporation(1)	$3,239	$3,612	$4,016	$4,582	$7,256

(1)	Information from TGSLC was provided by TGSLC from reports provided by or to the U.S. Department of Education and has not been verified by TGSLC. No representation is made by TGSLC as to the accuracy or completeness of the information.

Reserve Ratio. The reserve ratio is determined by dividing its cumulative Federal Fund cash and investment reserves, by the original principal amount of the outstanding loans guaranteed. The term “cumulative cash reserves” means the difference between sources and uses of monies in the Federal Reserve Fund. The following table sets forth the respective reserve ratio for the following fiscal years:

	Reserve Ratio
	Federal Fiscal Year (ending September 30)
Guarantor	2004	2005	2006	2007	2008
Texas Guaranteed Student Loan Corporation(1)	0.974%	0.849%	0.735%	0.904%	0.905%

(1)

TGSLC’s Voluntary Flexible Agreement (VFA) was terminated effective January 1, 2008, with claims thereafter reinsured by the U.S. Department of Education (ED) at the respective statutory rates. Under provisions of the VFA, effective March 31, 2001, TGSLC escrowed all Federal Reserve assets in a joint TGSLC/ED account, and received 100% reinsurance from ED on all FFELP guarantee claims paid. Information from TGSLC was provided by TGSLC from reports provided by or to the U.S. Department of Education and has not been verified by TGSLC. No representation is made by TGSLC as to the accuracy or completeness of the information.

Recovery Rates. Determined by dividing the cumulative amount recovered from borrowers (prior year total plus current year Form 2000 Lines MR 10,10A, 11A, 11B, 12A, 13A, 17,19 and 27) by the cumulative amount of default claims paid (Form 2000 Line AR 8). The table below sets forth the recovery rates for the following fiscal years:

	Recovery Rate
	Federal Fiscal Year (ending September 30)
Guarantor	2004	2005	2006	2007	2008
Texas Guaranteed Student Loan Corporation(1)	81.3%	81.6%	80.9%	82.0%	83.2%

(1)	Information from TGSLC was provided by TGSLC from reports provided by or to the U.S. Department of Education and has not been verified by TGSLC. No representation is made by TGSLC as to the accuracy or completeness of the information.

Claims Rate. For the following federal fiscal years, the claims rate is as follows:

	Claims Rate
	Federal Fiscal Year (ending September 30)
Guarantor	2004	2005	2006	2007	2008
Texas Guaranteed Student Loan Corporation(1)	2.40%	3.48%	3.06%	3.01%	3.32%

(1)	Information from TGSLC was provided by TGSLC from reports provided by or to the U.S. Department of Education and has not been verified by TGSLC. No representation is made by TGSLC as to the accuracy or completeness of the information.

Texas Guaranteed Student Loan Corporation can be contacted at P.O. Box 83100, Round Rock, Texas 78683 (Telephone: (800) 252-9743) or at www.tgslc.org.